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                                                                   EXHIBIT 10.56


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                                    GUARANTY

                  This GUARANTY, dated as of December 28, 1995, is made by THE CLOTHESTIME, INC., MRJ INDUSTRIES, INC., CLOTHESTIME INVESTMENT, INC., CLOTHESTIME INTERNATIONAL, INC. and CLOTHESTIME ACQUISITION CORPORATION, as Debtors and Debtors in Possession (each, a "Guarantor"), in favor of THE CIT GROUP/BUSINESS CREDIT, INC., a New York corporation (the "Lender"), and all other present and future Holders of any of the Guaranteed Obligations described herein.

                                    RECITALS

                  A. On December 8, 1995, Clothestime Stores, Inc., a Delaware corporation (the "Borrower"), and the Guarantors filed voluntary petitions for relief under Chapter 11 of the United States Bankruptcy Code with the United States Bankruptcy Court for the Central District of California. An order directing joint administration of the bankruptcy cases so commenced was entered therein on December 8, 1995. The Borrower and the Guarantors are operating their businesses and managing their affairs as debtors in possession pursuant to Sections 1107 and 1108 of the Bankruptcy Code. No trustee or examiner has been appointed in any of the Chapter 11 cases.

                  B. The Borrower and the Guarantors have applied to the Lender for a $40,000,000 financing facility to be used by the Borrower for working capital and other purposes.

                  C. The Lender is willing to provide such a financing facility on the terms and subject to the conditions set forth in a Financing Agreement dated as of December 28, 1995, by and among the Lender, the Borrower and the Guarantors (the "Financing Agreement"), including, but not limited to, the agreement of the Guarantors to undertake the obligations set forth in this Guaranty and the agreement of the Borrower and the Guarantors that all their present and future liability for payment of all Obligations and Guaranteed Obligations from time to time outstanding shall constitute an allowed administrative expense in each of the Chapter 11 bankruptcy cases that shall have, pursuant to Section 364(c)(1) of the Bankruptcy Code, priority over all administrative expenses of the kind specified in Sections 503(b) and 507(b) of the Bankruptcy Code.
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                  D. Each Guarantor is an affiliate of the Borrower and expects to derive substantial direct and indirect benefit from the transactions contemplated by the Financing Agreement.

                  E. It is a condition precedent to the extension of credit under the Financing Agreement that each Guarantor shall have guaranteed payment of each and all the Guaranteed Obligations on the terms set forth herein.

                  NOW, THEREFORE, in consideration of the foregoing and in order to induce the Lender to extend credit to the Borrower under the Financing Agreement, each Guarantor hereby agrees as follows:

                                    ARTICLE I
                        DEFINITIONS AND ACCOUNTING TERMS

                  SECTION 1.1 General Definitions. Except as otherwise specifically provided herein, the terms which are defined in Section 1 of the Financing Agreement shall have the same meanings when used in this Guaranty.

                  SECTION 1.2 Certain Defined Terms. As used in this Guaranty, the following terms shall have the following meanings:

                  "Guaranteed Obligations" is defined in Section 2.1.

                  "Guaranty Taxes" is defined in Section 3.8(a).

                  "Holder" means, in respect of any Guaranteed Obligation, the Person entitled to enforce payment thereof and specifically includes the Lender.

                  "Permitted Payment" means the payment when due, but not earlier, of any amount permitted to be paid under Section 6.8K of the Financing Agreement, but only if, at the time such payment is made, no Default or Event of Default has occurred and is Continuing.

                  "Subordinated Liabilities" is defined in Section 2.8(a).

                  SECTION 1.3 Section References. References herein to a "Section," when not further identified by reference to any law or agreement, are references to the Sections of this Guaranty.

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                                   ARTICLE II
                         GUARANTY AND RELATED PROVISIONS

                  SECTION 2.1 Guaranty. Each Guarantor hereby absolutely and unconditionally guarantees the punctual payment when due, whether at stated maturity, by acceleration or otherwise, of (i) all Obligations now outstanding or hereafter arising under or in connection with the Financing Agreement or any other Loan Document, whether for principal, interest, reimbursement for payments made under Letters of Credit or a Letter of Credit Guaranty, fees, taxes, additional compensation, expense reimbursements, indemnification or otherwise, and (ii) all liabilities of each other Guarantor now outstanding or hereafter arising under the Financing Agreement or this Guaranty, and (iii) each other debt, liability or obligation of the Borrower or any Guarantor now outstanding or hereafter arising under any of the Loan Documents (such Obligations, liabilities and other debts, liabilities and obligations, collectively, are the "Guaranteed Obligations").

                  SECTION 2.2 Acceleration of Payment. If the Obligations become immediately due and payable pursuant to Section 9.3 of the Financing Agreement, then all liability of each Guarantor under this Guaranty in respect of any Guaranteed Obligation that is not then due and payable shall thereupon become and be immediately due and payable, without notice or demand.

                  SECTION 2.3 Guaranty Absolute and Unconditional. Each Guarantor guarantees that the Guaranteed Obligations will be paid in accordance with the terms of the Financing Agreement and the other Loan Documents, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights and claims of any Holder of Guaranteed Obligations against the Borrower or any other Guarantor with respect thereto and even if any such rights or claims are modified, reduced or discharged in the Cases or otherwise. The obligations of each Guarantor under this Guaranty are independent of the Guaranteed Obligations, and a separate action or actions may be brought and prosecuted against each Guarantor to enforce this Guaranty, whether or not any action is brought against the Borrower or any other Guarantor and whether or not the Borrower or any other Guarantor is joined in any such action or actions. The liability of each Guarantor under this Guaranty shall be absolute and unconditional irrespective of, and shall not be affected or impaired in any manner by, (i) any lack of validity or enforceability of the Financing Agreement or any other Loan Document or any other agreement or instrument relating thereto; (ii) any change in the time, manner or place of payment of, or in any other term of, any of the Guaranteed Obligations, or any other amendment or waiver of or any consent to departure from the Financing Agreement or

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any other Loan Document, including, without limitation, any increase in the
Guaranteed Obligations resulting from the extension of additional credit to the Borrower or any of its Subsidiaries or otherwise; (iii) any taking, exchange, release or non-perfection of any Lien securing, or any taking, release or amendment or waiver of or consent to departure from any other guaranty of, any of the Guaranteed Obligations; (iv) any manner or order of sale or other enforcement of any Lien securing any or all of the Guaranteed Obligations or any manner or order of application of the proceeds of any such Lien to the payment of the Guaranteed Obligations or any failure to enforce any Lien or to apply any proceeds thereof; (v) any change, restructuring or termination of the corporate structure or existence of the Borrower or any of its Subsidiaries, any Guarantor, or any other Person; or (vi) any other circumstance which might otherwise constitute a defense (except the defense of payment) available to, or a discharge of, a surety or guarantor.

                  SECTION 2.4 Guaranty Irrevocable and Continuing. This Guaranty is an irrevocable and continuing offer and agreement guaranteeing payment of any and all Guaranteed Obligations and shall extend to all Guaranteed Obligations now outstanding or created or incurred at any future time, whether or not created or incurred pursuant to any agreement presently in effect or hereafter made, until all obligations of the Lender to extend credit to the Borrower pursuant to the Financing Agreement have expired or been terminated, all Letters of Credit have been discharged, and all Guaranteed Obligations have been fully, finally and indefeasibly paid. To the extent any contingent Obligation survives the expiration or termination of the Financing Agreement and the repayment of the Obligations that are then due, each Guarantor's liability under this Guaranty shall likewise survive. This Guaranty may be released only in writing.

                  SECTION 2.5 Reinstatement. If at any time any payment on any Guaranteed Obligation is set aside, avoided or rescinded or must otherwise be restored or returned, this Guaranty and the liability of each Guarantor under this Guaranty shall remain in full force and effect and, if previously released or terminated, shall be automatically and fully reinstated, without any necessity for any act, consent or agreement of any Guarantor, as fully as if such payment had never been made and as fully as if any such release or termination had never become effective.

                  SECTION 2.6 Waiver. Each Guarantor hereby waives and agrees not to assert or take advantage of:

                  (a) Marshaling. Any right to require any Holder of Guaranteed Obligations to proceed against or exhaust its recourse against the Borrower, any other Guarantor or any other Person liable for any of the Guaranteed

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         Obligations or against any Lien securing any of the Guaranteed
         Obligations or against any other Person or property, before demanding and enforcing payment of the Guaranteed Obligations from any Guarantor under this Guaranty;

                  (b) Other Defenses. Any defense that may arise by reason of
         (i) the incapacity, lack of authority, death or disability of the Borrower, any other Guarantor or any other Person; (ii) the revocation or repudiation of any of the Loan Documents by the Borrower, any other Guarantor or any other Person; (iii) the unenforceability in whole or in part of the Loan Documents or any other instrument, document or agreement; (iv) the failure of any Holder of Guaranteed Obligations to file or enforce a claim against any Person liable for any of the Guaranteed Obligations or in any of the Cases or any other insolvency or liquidation proceeding; (v) any election made by any Holder of Guaranteed Obligations as to any right or remedy granted or available to it under the Bankruptcy Code; or (vi) any other borrowing or grant of a security interest under Section 364 of the Bankruptcy Code;

                  (c) Notices. Presentment, demand for payment, protest, notice of discharge, notice of acceptance of this Guaranty, notice of the incurrence of, or any default in respect of, any Guaranteed Obligation, and all other indulgences and notices of every type or nature, including, without limitation and to the maximum extent permitted by law, notice of the disposition of any collateral for any of the Guaranteed Obligations;

                  (d) Election of Remedies. Any defense based upon an election of remedies (including, if available, an election to proceed by non-judicial foreclosure) or any other act or omission of any Holder of Guaranteed Obligations or any other Person which destroys or otherwise impairs any right that any Guarantor might otherwise have for subrogation, recourse, reimbursement, indemnity, exoneration, contribution or otherwise against the Borrower, any other Guarantor or any other Person;

                  (e) Collateral. Any defense based upon any grant of, any failure to demand, take, perfect, protect or enforce, or any modification or release of any Lien securing, or guaranty of, any or all of the Guaranteed Obligations, or any failure to create or perfect or ensure the priority or enforceability of any security interest in any collateral for any of the Guaranteed Obligations or any act or omission related thereto;

                  (f) Offsets. Any right to recoup from or offset against any of the Guaranteed Obligations any claim that may be held or asserted by or available

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         to (i) the Borrower or any other Guarantor or any other Person liable for any of the Guaranteed Obligations against any Holder of Guaranteed Obligations or (ii) any Guarantor against the Borrower, any other Guarantor, any other Holder of Guaranteed Obligations or any other Person; or

                  (g) Defenses of Others. Any other claim, right or defense (including, by way of illustration and without limitation, such matters as failure or insufficiency of consideration, statute of limitations, breach of contract, tortious conduct, accord and satisfaction, and discharge by agreement or conduct or in any of the Cases or any other insolvency or liquidation proceeding), except the defense of payment, that may be held or asserted by or available to (i) the Borrower or any other Guarantor or any other Person liable for any of the Guaranteed Obligations against any Holder of Guaranteed Obligations or (ii) any Guarantor against the Borrower, any other Guarantor, any other Holder of Guaranteed Obligations or any other Person.

                  SECTION 2.7 Subrogation. Each Guarantor hereby represents, warrants and agrees, in respect of any and all present and future rights of subrogation, recourse, reimbursement, indemnity, exoneration, contribution and other claims that such Guarantor at any time may have against the Borrower, any other Guarantor or any other Person liable for the payment of any of the Guaranteed Obligations (including, without limitation, the owner of any interest in collateral subject to a Lien securing any of the Guaranteed Obligations) as a result of or in connection with this Guaranty or any payment hereunder, that:

                  (a) No Agreement. Such Guarantor has not entered into, and agrees that it will not enter into, any agreement providing, directly or indirectly, for any such right or claim against the Borrower or, except as set forth in Section 2.10, against any other Guarantor or any Subsidiary of the Borrower and each such agreement now existing or hereafter entered into (except Section 2.10) is and shall be void;

                  (b) Release. Such Guarantor waives and releases any such right or claim against the Borrower, any other Guarantor or any other such Person until the Guaranteed Obligations have been paid in full;

                  (c) No Claim Created Hereby. Neither the execution and delivery of this Guaranty by such Guarantor nor any payment by such Guarantor under this Guaranty shall give rise to any claim (as that term is defined in the Bankruptcy Code) in favor of such Guarantor against the Borrower until the Guaranteed Obligations have been paid in full; and

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                  (d) Subordination of Contribution Rights. Such Guarantor
         reserves, as against each other Guarantor, its right of contribution under Section 2.10 but agrees that all such contribution rights shall be included among the Subordinated Liabilities.

                  SECTION 2.8 Subordination Provisions.

                  (a) Subordination. Any and all present and future debts, liabilities and obligations of every type and description (whether for money borrowed, on intercompany accounts, for provision of goods or services, under tax sharing or contribution agreements or on account of any other transaction, agreement, occurrence or event and whether absolute or contingent, direct or indirect, matured or unmatured, liquidated or unliquidated, created directly or acquired from another, or sole, joint, several or joint and several) now outstanding or hereafter incurred, arising or owed to any Guarantor by the Borrower or any Subsidiary of the Borrower or by any other Guarantor (the "Subordinated Liabilities") shall be, and hereby are, subordinated to full and final payment of the Guaranteed Obligations.

                  (b) Prohibited Payments. Until the Termination Date and at all times thereafter until all outstanding Guaranteed Obligations (except indemnification obligations if no claim has been made) have been paid in full and discharged, no Guarantor will demand, sue for, accept or receive, or cause or permit any other Person to make, any payment on or transfer of property on account of any Subordinated Liabilities, except a Permitted Payment.

                  (c) No Liens or Transfers. Each Guarantor agrees that (i) it will not demand, accept or hold any Lien upon any real or personal property of the Borrower or any of its Subsidiaries as security for any of the Subordinated Liabilities and (ii) any such Lien shall be void.

                  (d) Priority of Payment; Turnover. In each of the Cases and in each other insolvency or liquidation proceeding by, against or affecting the Borrower or any of its Subsidiaries or any Guarantor, the Holders of Guaranteed Obligations shall be entitled to receive payment in full of all amounts due or to become due on or in respect of the Guaranteed Obligations, or provision shall be made for such payment in money or money's worth, before any Guarantor is entitled to receive any payment or distribution of any kind or character, whether in cash, property or securities, on account of any of the Subordinated Liabilities, except a Permitted Payment; and to that end the Holders of Guaranteed Obligations shall be entitled to receive, for application to the

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         payment thereof, all payments and distributions of any kind or character (except a Permitted Payment), whether in cash, property or securities (including any such payment or distribution which may be payable or deliverable by reason of the payment of any other debt or liability of the Borrower or any Subsidiary of the Borrower or any Guarantor being subordinated to the payment of the Subordinated Liabilities), which may be payable or deliverable in respect of the Subordinated Liabilities in any of the Cases or in any such insolvency or liquidation proceeding.

                  (e) Held in Trust. If any payment, transfer or distribution is made to any Guarantor upon any Subordinated Liabilities that is not permitted to be made under this Section 2.8 or that the Holders of Guaranteed Obligations are entitled to receive under this Section 2.8, such Guarantor shall receive and hold the same in trust, as trustee for the benefit of the Holders of Guaranteed Obligations, and shall forthwith transfer and deliver the same to the Lender, in precisely the form received (except for any required endorsement), for application to the payment of Guaranteed Obligations.

                  (f) Claims in Bankruptcy. Each Guarantor will file all claims against the Borrower or any Subsidiary of the Borrower or any Guarantor in the Cases and in each other insolvency or liquidation proceeding in which the filing of claims is required or permitted by law upon any of the Subordinated Liabilities and will assign to the Lender, for the benefit of the Holders of Guaranteed Obligations, all rights of such Guarantor thereunder. If any Guarantor does not file any such claim at least 30 days prior to any applicable claims bar date, the Lender is hereby authorized (but shall not be obligated), as attorney-in-fact for such Guarantor with full power of substitution, either to file such claim or proof thereof in the name of such Guarantor or, at the option of the Lender, to assign the claim and cause the claim or proof thereof to be filed by an agent or nominee. The Lender and its agents and nominees shall have the sole right, but no obligation, to accept or reject any plan proposed in any of the Cases or any other insolvency or liquidation proceeding and to cast any votes and to take any other action with respect to all claims upon any of the Subordinated Liabilities.

                  (g) Subordination Effective and not Impaired. This Section 2.8 shall remain effective for so long as this Guaranty is continuing and thereafter for so long as any Guaranteed Obligation is outstanding. Each Guarantor's obligations under this Section 2.8 (i) shall be absolute and unconditional as set forth in Section 2.3, irrevocable and continuing as set forth in Section 2.4, subject to reinstatement as set forth in Section 2.5 and not be affected or impaired by any of the matters waived in Section 2.6; (ii) shall be subject to the provisions of

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         Article III; and (iii) shall otherwise be as equally enduring and free from defenses as such Guarantor's liability under this Guaranty.

                  SECTION 2.9 No Fraudulent Transfer Limitation. Each Guarantor represents, warrants and agrees that its liability hereunder is undertaken by it as debtor and debtor in possession in a Case, upon approval of the Bankruptcy Court, and that, accordingly, enforcement of this Guaranty against any Guarantor for the full amount of the Guaranteed Obligations shall not in any manner be limited, restricted or impaired, and avoidance or recovery of any payment made by any Guarantor hereunder shall never be permitted, under any applicable fraudulent conveyance or fraudulent transfer law or any comparable law.

                  SECTION 2.10 Contribution among Guarantors. The Guarantors desire to allocate among themselves, in a fair and equitable manner, their rights of contribution from each other when any payment is made by one of the Guarantors under this Guaranty. Accordingly, if any payment is made by a Guarantor under this Guaranty (a "Funding Guarantor") that exceeds its Fair Share, the Funding Guarantor shall be entitled to a contribution from each other Guarantor in the amount of such other Guarantor's Fair Share Shortfall, so that all such contributions shall cause each Guarantor's Aggregate Payments to equal its Fair Share. For these purposes:

                  (a) "Fair Share" means, with respect to a Guarantor as of any date of determination, an amount equal to (i) the ratio of (x) the Adjusted Maximum Amount of such Guarantor to (y) the aggregate Adjusted Maximum Amounts of all Guarantors, multiplied by (ii) the aggregate amount paid on or before such date by all Funding Guarantors under this Guaranty.

                  (b) "Fair Share Shortfall" means, with respect to a Guarantor as of any date of determination, the excess, if any, of the Fair Share of such Guarantor over the Aggregate Payments of such Guarantor.

                  (c) "Adjusted Maximum Amount" means, with respect to a Guarantor as of any date of determination, the maximum aggregate amount of the liability of such Guarantor under this Guaranty, limited to the extent required under Sections 2.9 and 2.11 (except that, for purposes solely of this calculation, any assets or liabilities arising by virtue of any rights to or obligations of contribution under this Section 2.10 shall not be counted as assets or liabilities of such Guarantor).

                  (d) "Aggregate Payments" means, with respect to a Guarantor as of any date of determination, the aggregate net amount of all payments made on or

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         before such date by such Guarantor under this Guaranty (including, without limitation, under this Section 2.10).

The amounts payable as contributions hereunder shall be determined by the Funding Guarantor as of the date on which the related payment or distribution is made by the Funding Guarantor, and such determination shall be binding on the other Guarantors absent manifest error. The allocation and right of contribution among the Guarantors set forth in this Section 2.10 shall not be construed to limit in any way the liability of any Guarantor under this Guaranty to the Holders of the Guaranteed Obligations.

                  SECTION 2.11 No Limitation of Liability. The liability of each Guarantor under this Guaranty shall be unlimited in amount.

                  SECTION 2.12 Joint and Several Obligation. This Guaranty and all liabilities of each Guarantor hereunder shall be the joint and several obligation of each Guarantor and may be freely enforced against each Guarantor, for the full amount of the Guaranteed Obligations, without regard to whether enforcement is sought or available against any other Guarantor.

                  SECTION 2.13 Super-Priority Status. Each Guarantor hereby agrees, represents and warrants that (i) pursuant to the authority granted under
Section 364(c)(1) of the Bankruptcy Code and the applicable Approval Order, the liability of such Guarantor hereunder, as to all of the Guaranteed Obligations, shall constitutes an allowed administrative expense in such Guarantor's Case, with the same Super-Priority Status as that applicable to the Obligations, and
(ii) any and all Second Tier Superpriority Claims granted to Wells Fargo pursuant to the Wells Fargo Stipulation and Order are in all respects subject and subordinate to such liability. Each Guarantor further agrees that (i) its liability hereunder, as to all of the Guaranteed Obligations, shall not be discharged by the entry of any Confirmation Order (and such Guarantor, pursuant to Section 1141(d)(4) of the Bankruptcy Code, hereby waives any such discharge) and (ii) the Super-Priority Status conferred upon the Holders of the Guaranteed Obligations pursuant to the Approval Orders shall not be affected in any manner by the entry of any Confirmation Order.

                                   ARTICLE III
                            MISCELLANEOUS PROVISIONS

                  SECTION 3.1 Condition of the Borrower. Each Guarantor is fully aware of the financial condition of the Borrower and its Subsidiaries and is executing

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and delivering this Guaranty based solely upon such Guarantor's own independent investigation of all matters pertinent hereto and is not relying in any manner upon any representation or statement by any Holder of Guaranteed Obligations. Each Guarantor represents and warrants that it is in a position to obtain, and each Guarantor hereby assumes full responsibility for obtaining, any additional information concerning the financial condition of the Borrower and each of its Subsidiaries and any other matter pertinent hereto as such Guarantor may desire, and such Guarantor is not relying upon or expecting any Holder of Guaranteed Obligations to furnish to such Guarantor any information now or hereafter in the possession of any Holder of Guaranteed Obligations concerning the same or any other matter. By executing this Guaranty, each Guarantor knowingly accepts the full range of risks encompassed within a contract of this type, which risks each Guarantor acknowledges. No Guarantor shall have the right to require any Holder of Guaranteed Obligations to obtain or disclose any information with respect to the Guaranteed Obligations, the financial condition or prospects of the Borrower or any Subsidiary of the Borrower, the ability of the Borrower or any Subsidiary of the Borrower to pay or perform the Guaranteed Obligations, the existence, perfection, priority or enforceability of any collateral security for any or all of the Guaranteed Obligations, the existence or enforceability of any other guaranties of all or any part of the Guaranteed Obligations, any action or non-action on the part of any Holder of Guaranteed Obligations, the Borrower, any Subsidiary of the Borrower or any other Person, or any other event, occurrence, condition or circumstance whatsoever.

                  SECTION 3.2    Amendments.

                  (a) Amendment to Guaranty. No amendment or waiver of any provision of this Guaranty, no consent to any departure by any Guarantor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Lender, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

                  (b) Amendment or Modification of Other Loan Documents. The other Loan Documents may be amended, modified or supplemented in accordance with their respective terms without notice to or consent or agreement by any Guarantor, including, without limitation, so as to (i) alter, compromise, modify, accelerate, extend, renew, refinance or change the time or manner for making of loans or advances, provision of other financial accommodations, or the payment or performance of all or any portion of the Guaranteed Obligations, (ii) increase or reduce the rate of interest or amount of principal payable on the Guaranteed Obligations or other Obligations, (iii) release or discharge the Borrower, any other Guarantor or any other Person as

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         to all or any portion of the Guaranteed Obligations, or (iv) release, substitute or add any one or more guarantors or endorsers, accept additional or substituted security for payment or performance of the Guaranteed Obligations, or release or subordinate any security therefor.

                  SECTION 3.3 Notices. All notices and other communications provided for hereunder shall be in writing and sufficient if given in accordance with Section 11.8 of the Financing Agreement.

                  SECTION 3.4 Right of Set-off. If the Lender terminates its commitment or accelerates the Obligations pursuant to Section 9.3 of the Financing Agreement, the Lender and each of its participants (if any), successors and assigns shall have the right at any time and from time to time thereafter, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other liability at any time owing by the Lender or any of its participants, successors and assigns to or for the credit or the account of any Guarantor against any and all liability of such Guarantor under this Guaranty, whether or not any demand for payment has then been made or notice has then been given under this Guaranty and even though such deposit or liability may then be unmatured. The Lender agrees promptly to notify the affected Guarantor after any such set-off and application made by the Lender, but the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Lender and its participants (if any), successors and assigns under this
Section 3.4 are in addition to all other rights and remedies (including, without limitation, other rights of set-off) granted or available to any of them.

                  SECTION 3.5 Successors and Assigns. This Guaranty is binding upon and enforceable against each Guarantor, its successors and assigns, and shall inure to the benefit of, and be enforceable by, each Holder of any of the Guaranteed Obligations and such Holder's heirs, representatives, successors and assigns.

                  SECTION 3.6 No Inquiry. Each Holder of Guaranteed Obligations may rely, without further inquiry, on the power and authority of each Guarantor, the Borrower and each of its Subsidiaries and on the authority of all officers, directors and agents acting or purporting to act on their behalf.

                  SECTION 3.7 Certain Waivers. If, in the exercise of any rights and remedies, any Holder of Guaranteed Obligations shall forfeit any of its rights or remedies, including its right to enter a deficiency judgment against the Borrower or any other Guarantor or any other Person, whether because of any applicable laws pertaining to "election of remedies" or the like, each Guarantor hereby consents to

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such action by such Holder and, to the maximum extent permitted by applicable law, waives any claim or defense (including any defense based upon the election of remedies under the provisions of Section 580d of the California Code of Civil Procedure) based upon such election of remedies, even if such action by such Holder shall result in a full or partial loss of any rights of subrogation, contribution or indemnification, and/or any right of Guarantor to proceed against any Person for reimbursement, which Guarantor might otherwise have had but for such action by such Holder or the terms herein. Furthermore, each Guarantor waives all rights and defenses arising out of an election of remedies by any Holder of Guaranteed Obligations, even though that election of remedies, such as a nonjudicial foreclosure with respect to security for a Guaranteed Obligation, has destroyed such Guarantor's rights of subrogation and reimbursement against the Borrower or any other Guarantor or any other Person by the operation of Section 580d of the California Code of Civil Procedure or otherwise. Any election of remedies which results in the denial or impairment of the right of any Holder of Guaranteed Obligations to seek a deficiency judgment against the Borrower or any Guarantor shall not, to the maximum extent permitted by applicable law, impair any other Guarantor's obligation to pay the full amount of the Guaranteed Obligations. In the event any Holder of Guaranteed Obligations shall bid at any foreclosure or trustee's sale or at any private sale permitted by law or the Loan Documents, such Holder may bid all or less than the amount of the Guaranteed Obligations and the amount of such bid need not be paid by such Holder but shall be credited against the Guarantied Obligations. To the extent permitted by applicable law, the amount of the successful bid at any such sale, whether any Holder of Guaranteed Obligations or any other Person is the successful bidder, shall be conclusively deemed to be the fair market value of the property being sold and the difference between such bid amount and the remaining balance of the Guaranteed Obligations shall be conclusively deemed to be the amount of the Guaranteed Obligations guarantied under this Guaranty, notwithstanding that any present or future law or court decision or ruling may have the effect of reducing the amount of any deficiency claim to which any Holder of Guaranteed Obligations might otherwise be entitled if no Holder had bid at any such sale. Each Guarantor hereby expressly waives any and all benefits which might otherwise be available to it under California Civil Code Sections 2809, 2810, 2819, 2820, 2821, 2822, 2839, 2845, 2848, 2849,
2850, 2899 and 3433 and California Code of Civil Procedure Sections 580a, 580b, 580d and 726. The foregoing waivers are included solely out of an abundance of caution and shall not be construed to mean that any of the referenced provisions of California law are in any way applicable to this Guaranty or to any of the Guaranteed Obligations.

                  SECTION 3.8 Payments Free and Clear of Taxes.

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                                                                  EXECUTION COPY

                  (a) Payment. Each Guarantor agrees to pay any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto which arise from any payment made hereunder or from the execution, delivery or registration of, or otherwise with respect to, this Guaranty, excluding, with respect to any Holder of Guaranteed Obligations, taxes imposed on its net income (collectively, the "Guaranty Taxes").

                  (b) Indemnity. Each Guarantor hereby indemnifies each Holder of Guaranteed Obligations for the full amount of Guaranty Taxes (including, without limitation, any Guaranty Taxes imposed by any jurisdiction on amounts payable under this Section 3.8) paid by such Holder and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto (plus interest on any amounts not paid within thirty days from the date written demand is made therefor at the Default Rate of Interest that would then be applicable under the Financing Agreement to any defaulted Revolving Loans, whether or not any Revolving Loans are then outstanding or in default), whether or not such Guaranty Taxes were correctly or legally asserted; provided, however, that if any such Holder subsequently recoups all or any part of such amount from the relevant taxation authority or other authority, then such Holder shall identify and remit the amount of the recoupment to such Guarantor within five Business Days after it receives the recoupment.

                  (c) Survival. Without prejudice to the survival of any other agreement of any Guarantor hereunder, the agreements and obligations of each Guarantor contained in this Section 3.8 shall survive the full and final payment and performance of the Guaranteed Obligations.

                  (d) Receipt. Within 30 days after the date of any payment of Guaranty Taxes by any Guarantor, such Guarantor shall furnish to the Lender a receipt for any Guaranty Taxes paid by such Guarantor pursuant to this Section 3.8.

                  SECTION 3.9 No Waiver; Remedies. No failure on the part of any Holder of Guaranteed Obligations to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof, and no single or partial exercise of any right hereunder shall preclude any other or further exercise of any other right or of the same right as to any other matter or on a subsequent occasion.

                  SECTION 3.10 Remedies Cumulative. All rights, powers and remedies of each Holder of Guaranteed Obligations under this Guaranty, under any other agreement now or at any time hereafter in effect between any such Holder and any

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
                                                                  EXECUTION COPY

Guarantor (whether relating to the Guaranteed Obligations or otherwise) or now or hereafter existing at law or in equity or by statute or otherwise, shall be cumulative and concurrent and not alternative and each such right, power and remedy may be exercised independently of, and in addition to, each other such right, power or remedy.

                  SECTION 3.11 Severally Enforceable. This Guaranty may be enforced severally and successively by any one or more of the Holders of Guaranteed Obligations in one or more actions, whether independent, concurrent, joint, successive or otherwise. The claims, rights and remedies of any Holder of Guaranteed Obligations (i) may not be modified or waived by any other Holder and
(ii) shall not be reduced, discharged, affected or impaired by any deed, act or omission, whether or not wrongful, of any other Holder.

                  SECTION 3.12 Counterparts. This Guaranty may be executed in counterparts, and each such counterpart for all purposes shall be deemed an original and all such counterparts together shall constitute but one and the same agreement.

                  SECTION 3.13 Severability. If any provision hereof or the application thereof in any particular circumstance is held to be unlawful or unenforceable in any respect, all other provisions hereof and such provision in all other applications shall nevertheless remain effective and enforceable to the maximum extent lawful.

                  SECTION 3.14 Integration. This Guaranty and the other Loan Documents to which any Guarantor is party are intended as an integrated and final expression of the entire agreement of such Guarantor with respect to the subject matter hereof and thereof. No representation, understanding, promise or condition concerning the subject matter hereof and thereof shall be binding upon any Holder of Guaranteed Obligations unless expressed herein or therein, and no course of prior dealing or usage of trade, and no parol or extrinsic evidence of any nature, shall be admissible to supplement, modify or vary any of the terms hereof or thereof. Acceptance of or acquiescence in a course of performance rendered under this Guaranty or any other dealings between any Guarantor and any Holder of Guaranteed Obligations shall not be relevant to determine the meaning of this Guaranty even though the accepting or acquiescing party had knowledge of the nature of the performance and opportunity for objection.

                  SECTION 3.15 GOVERNING LAW; SUBMISSION TO JURISDICTION; WAIVER OF JURY TRIAL; WAIVER OF DAMAGES.

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
                                                                  EXECUTION COPY

                  (a) GOVERNING LAW. THIS GUARANTY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA, SUBJECT TO APPLICABLE PROVISIONS OF THE BANKRUPTCY CODE.

                  (b) SUBMISSION TO JURISDICTION. EACH GUARANTOR HEREBY IRREVOCABLY WAIVES PERSONAL SERVICE OF PROCESS AND CONSENTS TO SERVICE OF PROCESS BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED. ANY JUDICIAL PROCEEDING BROUGHT BY OR AGAINST ANY GUARANTOR WITH RESPECT TO ANY OF THE GUARANTEED OBLIGATIONS, THIS GUARANTY OR ANY RELATED AGREEMENT MAY BE BROUGHT IN ANY COURT OF COMPETENT JURISDICTION IN THE STATE OF CALIFORNIA, UNITED STATES OF AMERICA, AND, BY EXECUTION AND DELIVERY OF THIS GUARANTY, EACH GUARANTOR ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE NON-EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS AND IRREVOCABLY AGREES TO BE BOUND BY ANY FINAL, NON-APPEALABLE JUDGMENT RENDERED THEREBY. THE BORROWER AND EACH GUARANTOR WAIVES ANY OBJECTION TO JURISDICTION AND VENUE OF ANY ACTION INSTITUTED HEREUNDER AND SHALL NOT ASSERT ANY DEFENSE BASED ON LACK OF JURISDICTION OF VENUE OR BASED UPON FORUM NON CONVENIENS. NOTHING HEREIN SHALL AFFECT THE RIGHT TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT OF ANY HOLDER OF GUARANTEED OBLIGATIONS TO BRING PROCEEDINGS AGAINST ANY GUARANTOR IN THE COURTS OF ANY OTHER JURISDICTION.

                  (c) WAIVER OF JURY TRIAL. TO THE FULLEST EXTENT PERMITTED BY LAW, EACH GUARANTOR AND HOLDER OF GUARANTEED OBLIGATIONS HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING ARISING OUT OF THIS FINANCING AGREEMENT.

                  (d) LIMITATION OF LIABILITY. NO CLAIM MAY BE MADE BY ANY GUARANTOR AGAINST THE LENDER OR ANY OF THE LENDER'S AFFILIATES, DIRECTORS, OFFICERS, EMPLOYEES, ATTORNEYS OR AGENTS FOR ANY SPECIAL, INDIRECT, CONSEQUENTIAL OR PUNITIVE DAMAGES IN RESPECT OF ANY

                                                                  EXECUTION COPY

         CLAIM (WHETHER BASED UPON ANY BREACH OF CONTRACT, TORT, BREACH OF STATUTORY DUTY OR ANY OTHER THEORY OF LIABILITY) ARISING OUT OF OR RELATED TO THE TRANSACTIONS CONTEMPLATED BY THE FINANCING AGREEMENT, THIS GUARANTY OR ANY OTHER LOAN DOCUMENT, OR ANY ACT, OMISSION OR EVENT OCCURRING IN CONNECTION THEREWITH, AND EACH GUARANTOR HEREBY WAIVES, RELEASES AND AGREES NOT TO SUE UPON ANY CLAIM FOR ANY SUCH DAMAGES, WHETHER OR NOT NOW ACCRUED AND WHETHER OR NOT KNOWN OR SUSPECTED TO EXIST IN ITS FAVOR.

                  SECTION 3.16 Acceptance and Notice. Each Guarantor acknowledges acceptance hereof and reliance hereon by each Holder of any of the Guaranteed Obligations and waives, irrevocably and forever, all notice thereof.

                                                                  EXECUTION COPY

                  IN WITNESS WHEREOF, each Guarantor has caused this Guaranty to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

                              THE CLOTHESTIME, INC.,

                              as Debtor and Debtor in Possession

                              By /s/ David A. Sejpal
                                 --------------------------------
                                       Title:   Vice President, Chief Financial
                                                Officer, Treasurer and Secretary

                              MRJ INDUSTRIES, INC.,

                              as Debtor and Debtor in Possession

                              By /s/ David A. Sejpal
                                 --------------------------------
                                       Title:   Vice President, Chief Financial
                                                Officer, Treasurer and Assistant
                                                Secretary

                              CLOTHESTIME INVESTMENT, INC.,

                              as Debtor and Debtor in Possession

                              By /s/ David A. Sejpal
                                 --------------------------------
                                       Title:   President and Secretary

                              CLOTHESTIME INTERNATIONAL, INC.,

                              as Debtor and Debtor in Possession

                              By /s/ David A. Sejpal
                                 --------------------------------
                                       Title: Special Agent

                              CLOTHESTIME ACQUISITION

                                        CORPORATION,

                              as Debtor and Debtor in Possession

                              By /s/ David A. Sejpal
                                 --------------------------------
                                       Title:   Vice President, Chief Financial
                                                Officer, Treasurer and Assistant
                                                Secretary

                                       S-1